THE MAINSTAY GROUP OF FUNDS

MainStay Cornerstone Growth Fund

Supplement dated January 22, 2013 (“Supplement”) to the

Prospectus, dated November 2, 2012

This Supplement updates certain information contained in the Prospectus for MainStay Cornerstone Growth Fund (the “Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

The section entitled “Know With Whom You Are Investing” is amended to include the following:

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%.

These voluntary waivers will remain in effect until February 28, 2014, unless terminated earlier by New York Life Investments or the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay Growth Equity Fund

Supplement dated January 22, 2013 (“Supplement”) to the Summary Prospectus and Prospectus,

each dated February 28, 2012, as supplemented, and

Statement of Additional Information (“SAI”), dated February 28, 2012, as amended December 17, 2012,

and as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI for MainStay Growth Equity Fund (the “Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a special meeting held on January 7, 2013, the Fund’s shareholders approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Fund by MainStay Cornerstone Growth Fund, a series of MainStay Funds Trust, in exchange for shares of the MainStay Cornerstone Growth Fund followed by the complete liquidation of the Fund (the “Reorganization”).

As of January 18, 2013, the Reorganization is complete and the Fund is closed. All references to the Fund in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.